                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 21, 2001

                                   CONOCO INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 1-14521                              51-0370352
    (State or other jurisdiction of                   (Commission                         (I.R.S. Employer
            incorporation)                           File Number)                        Identification No.)


                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: 281-293-1000

ITEM 5.  OTHER EVENTS

                  On February 21, 2001, Conoco Inc. announced its approval of a stock buyback program to purchase $1 billion of its Class A and B Shares from time to time over the next three years. A copy of the press release announcing the new program is filed as Exhibit 99.1 to this Current on Form 8-K.


Item 7. Financial Statements and Exhibits

    (c) Exhibits

        99.1 Press Release dated February 21, 2001 with respect to Conoco Inc.'s new stock buyback program


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CONOCO INC.



                             By: /s/ Rick A. Harrington
                                ------------------------------------------------
                               Rick A. Harrington
                               Senior Vice President, Legal, and General Counsel


Date: February 23, 2001

     EXHIBIT NO.                      DESCRIPTION OF EXHIBIT
     -----------                      ----------------------

        99.1 Press Release dated February 21, 2001 with respect to Conoco Inc.'s new stock buyback program